©2021 Herc Rentals Inc. All Rights Reserved. Shifting Into High Gear

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 2 Larry Silber President & Chief Executive Officer Herc Rentals Team & Agenda Elizabeth Higashi Vice President, Investor Relations & Sustainability Mark Irion Senior Vice President & Chief Financial Officer Aaron Birnbaum Senior Vice President & Chief Operating Officer Agenda • Introductions • Safe Harbor • Overview • Operations Review • Financial Review • Q&A

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 3 Safe Harbor Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation includes forward-looking statements as that term is defined by the federal securities laws, including statements concerning our business plans and strategy, projected profitability, performance or cash flows, future capital expenditures, our growth strategy, including our ability to grow organically and through M&A, anticipated financing needs, business trends, the impact of and our response to COVID-19, our capital allocation strategy, liquidity and capital management, and other information that is not historical information. Forward looking statements are generally identified by the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts," "looks," and future or conditional verbs, such as "will," "should," "could" or "may," as well as variations of such words or similar expressions. All forward-looking statements are based upon our current expectations and various assumptions and, there can be no assurance that our current expectations will be achieved. They are subject to future events, risks and uncertainties - many of which are beyond our control - as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward- looking statements. Further information on the risks that may affect our business is included in filings we make with the Securities and Exchange Commission from time to time, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and in our other SEC filings. We undertake no obligation to update or revise forward-looking statements that have been made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. Information Regarding Non-GAAP Financial Measures In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation that is not calculated according to GAAP (“non- GAAP”), such as adjusted net income, adjusted earnings per diluted share, EBITDA, adjusted EBITDA, adjusted EBITDA margin, REBITDA, REBITDA margin, REBITDA flow-through and free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the appendix that accompanies this presentation.

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 4 Operating environment remains robust Outstanding performance by our sales, operations and field support teams • Q3 rental revenue increased 36% • Increased adjusted EBITDA YoY by 40% • Adjusted EBITDA margin increased 160 bps to 46.3% Completed the acquisition of seven companies with 12 locations in the third quarter and 16 companies with 24 locations year-to-date Opened 17 greenfield locations year-to-date Repurchased approximately 540,000 shares at an average share price of $108.80 in line with our capital allocation strategy Increased FY 2022 guidance for adjusted EBITDA and narrowed net fleet capital expenditures guidance Key Takeaways - Steady Demand and Delivering on Growth Strategy

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 5 Rental Revenue $449.0 $459.6 $402.3 $519.6 $706.2 2018 2019 2020 2021 2022 Total Revenues $516.2 $508.1 $456.7 $550.4 $745.1 2018 2019 2020 2021 2022 $46.2 $9.4 $39.9 $72.3 $101.4 Third Quarter Financial Highlights: Accelerating Performance Adjusted EBITDA¹ $201.5 $209.4 $196.7 $245.9 $345.0 2018 2019 2020 2021 2022 39.0% 41.2% 43.1% 44.7% 46.3% $1.60 $0.32 $1.35 $2.37 $3.36 +36% +40%+35% $ in millions $ in millions $ in millions $ in millions +40% +42% +160 bps Adjusted EBITDA Margin¹Earnings Per Diluted ShareNet Income 20182018 2019 2018202220212020 20202019 20222021 20202019 20222021 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 22

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 6 Herc Rentals Today 57 Years serving customers ~3,200 Equipment categories 351 Locations in 42 states and five Canadian provinces1 6,400 Employees serving North America $61 billion addressable market2 (1) Location count as of September 30, 2022 (2) ARA estimate of the 2022 North American addressable market as of September 2022

Operations Review Aaron Birnbaum Senior Vice President and Chief Operating Officer

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 8 Equipment rental revenue increased 36% to a record $706.2 million Fleet investments and new locations are contributing to growth in fast-growing urban markets Average fleet at OEC increased 35% in Q3 2022 Customer demand is strong and is showing positive momentum Our core business continues to benefit from solid operating performance in all of our regional operations ProSolutions is contributing significant revenue growth year-over-year Delivering on Growth Strategy

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 9 Diversifying Fleet to Enhance Utilization Specialty 23.8% Aerial 23.4% Earthmoving 13.0% Material Handling 17.3% Other 22.5% 1. Original equipment cost based on ARA guidelines. As of September 30, 2022. Fleet Expenditures at OEC1 Fleet Composition $5.4 billion at OEC1 $117 $188 $210 $210$253 $327 $311 2021 2022 Q1 Q2 Q3 Q4 $111 $71 $44 $60$64 $64 $54 2021 2022 Q1 Q2 Q3 Q4 Fleet Disposals at OEC1 $ in millions $ in millions Fleet disposals at OEC in Q3 2022 were $54 million, generating ~43% proceeds as a percent of OEC Average age of disposals was 94 months in Q3 2022 Average fleet age of 49 months at September 30, 2022 $ Utilization of 45.3%

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 10 Business Model Driving Growth Q3 Revenue by Customer1 Contractors 34% Industrial 26% Infrastructure and Government 15% Other 25% National: 40% Local: 60% Q3 Local vs National Mix Our diverse customer mix and base of large national customers drives sales strategy and growth opportunities New customer account revenues continue to be a solid source of growth Expansion through acquisitions and greenfields in fast- growing urban markets supports growth across all customer segments Local as a percentage of total revenue increased this quarter, meeting our long-term goal of 60%, driven by strong contributions from our acquisitions 1. Refer to our 10-K for description of industries related to each customer classification. Other includes commercial and retail service, hospitality, healthcare, recreation, and entertainment and special events.

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 11 Growth Opportunities in 2023 and Beyond Infrastructure • Highways and bridges • High-speed rail • Port renovation and waterway expansion • Airports • Flood control • EV charging stations • LNG investments • Power grid modernization Industrial • Electric vehicle manufacturing • Chip manufacturing • Industrial plant maintenance • Renewables Specialty • Climate control • Remediation • Power generation • Pumping solutions Market data shows recent increase in the number and dollar value of mega projects Rental equipment companies of scale benefit from the size and long-term nature of these government and privately funded projects The number of projects are forecasted to accelerate fueled by federal funding under the Infrastructure Law, CHIPS and Science Act and Inflation Reduction Act An increase in corporate onshoring will require significant investment in construction of manufacturing facilities

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 12 Focusing on Safety Improving Total Recordable Incident Rate (TRIR) Continuing focus on Perfect Days • All of our branches reported at least 98% Perfect Days year to date. • Perfect Days are those with no: ◦ OSHA reportable incidents ◦ At-fault moving vehicle accidents ◦ DOT violations Continuing to integrate acquisitions into Herc's Safety Program

Financial Review Mark Irion Senior Vice President and Chief Financial Officer

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 14 Q3 2022 Results Three Months Ended September 30, Nine Months Ended September 30, $ in millions, except per share data 2022 2021 2022 vs 2021 % Change 2022 2021 2022 vs 2021 % Change Equipment Rental Revenue $706.2 $519.6 35.9% $1,838.4 $1,368.0 34.4% Total Revenues $745.1 $550.4 35.4% $1,952.8 $1,495.1 30.6% Net Income $101.4 $72.3 40.2% $232.1 $152.3 52.4% Earnings Per Diluted Share $3.36 $2.37 41.8% $7.66 $5.01 52.9% Adjusted Net Income1 $103.4 $72.7 42.2% $237.4 $153.6 54.6% Adjusted Earnings Per Diluted Share1 $3.42 $2.38 43.7% $7.83 $5.05 55.0% Adjusted EBITDA1 $345.0 $245.9 40.3% $866.0 $638.2 35.7% Adjusted EBITDA Margin1 46.3% 44.7% 160 bps 44.3% 42.7% 160 bps REBITDA Margin1,2 47.1% 45.9% 120 bps 45.0% 44.7% 30 bps REBITDA YoY Flow-Through1,2 50.5% 46.1% Average Fleet3 (YoY) 35.0% 4.3% 30.3% (0.9)% Pricing3 (YoY) 6.2% 2.8% 5.4% 1.6% 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 22 2. REBITDA measures contribution from our core rental business without impact of sales of equipment, parts and supplies 3. Based on ARA guidelines NM - Not meaningful

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 15 Pricing and Utilization Performance Pricing1 (0.3)% 1.9% 2.8% 3.5% 4.3% 5.5% 6.2% 2021 2022 Q1 Q2 Q3 Q4 Average Fleet at OEC1 (5.1)% (1.9)% 4.3% 14.9% 23.4% 32.1% 35.0% 2021 2022 Q1 Q2 Q3 Q4 Average Fleet on Rent at OEC1 19.7% 16.0% 21.0% 29.0% 34.9% 34.9% 2021 2022 Q1 Q2 Q3 Q4 $ Utilization2 38.6% 42.1% 46.0% 44.6% 41.4% 42.5% 45.3% 2021 2022 Q1 Q2 Q3 Q4 1. YoY Change. Based on ARA guidelines. 2. Based on ARA guidelines (1.7)%

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 16 Expanding through M&A in 2022 EBITDA $80.5 million Total Cash Outlay $440.9 million EBITDA Multiple 5.5x Synergized Multiple 4.0x - 4.5x # of Locations 24 M&A Rationale and Benefits EV/EBITDA Multiple - 16 Acquisitions ◦ Revenue synergies through increased density and cross selling ◦ Acquired talented workforce and local customer relationships - quicker than greenfields ◦ Estimated opportunity for $500 million+ of M&A per year 2022 Acquisitions February March April May June July August September

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 17 Disciplined Capital Management Maturities As of September 30, 2022 $ in millions $1,200.0 $1,222.1 $300.0 2023 2024 2025 2026 2027 Amended ABL to increase the size of the credit facility to $3.5 billion and extend the maturity to July 2027 No near-term maturities and ample liquidity2 of $1.6 billion provide financial flexibility Net capital expenditures outpaced cash flow from operations resulting in negative free cash flow of $252 million for the nine months ended September 30, 2022 Net leverage3 of 2.4x, compared with 2.1x in December 2021, is within our target range of 2.0x to 3.0x Quarterly dividend of $0.575 per share to shareholders of record as of August 19, 2022, paid September 2, 2022 Share repurchases of approximately 540,000 shares for $59.1 million under the 2014 Share Repurchase Program, which has a remaining authorization of $336.7 million 1. The AR Facility is excluded from current maturities of long-term debt as the Company has the intent and ability to consummate refinancing and extend the term of the agreement 2. Total liquidity includes cash and cash equivalents and the unused commitments under the ABL Credit Facility and AR Facility 3. For a definition and calculation, see the Appendix beginning on Slide 22 $56.4 Finance Leases 2022-2029 AR Facility1 ABL Credit Facility Senior Unsecured Notes Credit Ratings: Moody’s CFR Ba3 S&P BB-/Stable

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 18 Continued Strength in Key End Markets N.A. Equipment Rental Market1 $45 $47 $49 $52 $55 $50 $54 $61 $64 $66 $68 $71 15 16 17 18 19 20 21 22E 23E 24E 25E 26E ’21-'26E CAGR: ~6% Architecture Billings Index3 15 16 17 18 19 20 21 Jan-22 1. Source: ARA / IHS Global Insights as of September 2022 3. Source: The American Institute of Architects (AIA) as of September 2022 2. Source: Dodge Analytics U.S. as of September 2022 August 53.3 50 $ in billions Industrial Spending2 $303 $299 $310 $317 $329 $308 $317 $337 $359 $358 $338 $339 15 16 17 18 19 20 21 22E 23E 24E 25E 26E $ in billions Non-Residential Starts2 $229 $258 $288 $298 $317 $258 $296 $352 $359 $371 $401 $433 15 16 17 18 19 20 21 22E 23E 24E 25E 26E $ in billions

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 19 Raising Guidance Metric 2021 Actual Prior Guidance Current Guidance % Chg. over 2021 Adjusted EBITDA $894.7 million $1.195 to $1.245 billion $1.220 to $1.250 billion Increase of 36% to 40% Net Fleet Capital Expenditures $486.9 million $900 million to $1.12 billion $1.00 billion to $1.10 billion Increase of 105% to 126% • Record adjusted EBITDA of $866 million through Q3 2022 was up 36% compared with 2021 • Net fleet capital expenditures of $774.6 million through Q3 2022, an increase of 115% over 2021

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 20 Integrate ESG Expand Specialty Elevate Technology Allocate Capital Grow the Core Executing On Our Strategy and Shifting Into High Gear • Core fleet growth of 23% in 2022 • Leveraging scale of large urban markets through M&A and greenfields, increase of 41 locations in target markets in 2022 • Increased specialty fleet to 23.8% of total • Taking advantage of cross selling opportunities by leveraging the increasing density of our branch network • Office of Sustainability oversees Company-wide ESG programs • Reduction of Scope 1 & 2 GHG emissions intensity by 12% in 2021 • Steady improvement in total recordable incident rate • Recipient of EcoVadis Silver Award in 2022 • Net leverage of 2.4x near low end of stated range • Acquired 16 companies in 2022 with a net cash outlay of $440.9 million • Quarterly dividend of $0.575, or $2.30 annually • Share repurchases of 0.5 million shares to date in 2022 • Ongoing investment in technology to improve customer experience and operational effectiveness

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 21 Purpose, Vision, Mission and Values We equip our customers and communities to build a brighter future

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 22

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 23 Glossary of Terms Commonly Used in the Industry OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association (ARA), which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). Fleet Age: The OEC weighted age of the entire fleet, based on ARA guidelines. Net Fleet Capital Expenditures: Capital expenditures of rental equipment minus the proceeds from disposal of rental equipment. Dollar Utilization ($ UT): Dollar utilization is an operating measure calculated by dividing equipment rental revenue (excluding re-rent, delivery, pick-up and other ancillary revenue) by the average OEC of the equipment fleet for the relevant time period, based on ARA guidelines. Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are based on ARA guidelines and are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. Return on Invested Capital (ROIC): is defined as adjusted earnings before interest divided by net assets. Adjusted earnings before interest is the sum of earnings before interest plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock-based compensation charges, loss on extinguishment of debt and impairment charges. Net assets is total assets less intangible assets, current liabilities and deferred taxes.

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 24 Our Strategy is Delivering Results Equipment Rental Revenue Adjusted EBITDA1 $1,499 $1,658 $1,702 $1,544 $1,910 $2,381 2017 2018 2019 2020 2021 TTM Sept 2022 $585.4 $684.8 $741.0 $689.4 $894.7 $1,122.5 2017 2018 2019 2020 2021 TTM Sept 2022 Net Leverage2 3.6x 3.1x 2.8x 2.4x 2.1x 2.4x 2017 2018 2019 2020 2021 Q3 2022 Adjusted EBITDA Margin1 33.4% 34.6% 37.1% 38.7% 43.2% 44.4% 2017 2018 2019 2020 2021 TTM Sept 2022 $ in millions 1. For a definition and reconciliation to the most comparable GAAP financial measure, see slides 26 and 27 and previously filed presentations 2. For a definition and calculation, see slide 30

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 25 Reconciliation of Net Income and Adjusted Earnings Per Diluted Share Adjusted Net Income and Adjusted Earnings Per Diluted Share - Adjusted Net Income represents the sum of net income (loss), restructuring and restructuring related charges, spin-off costs, loss on extinguishment of debt, impairment charges, gain (loss) on the disposal of a business and certain other items. Adjusted Earnings per Diluted Share represents Adjusted Net Income divided by diluted shares outstanding. Adjusted Net Income and Adjusted Earnings Per Diluted Share are important measures to evaluate our results of operations between periods on a more comparable basis and to help investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provide useful information to both management and investors by excluding certain items that may not be indicative of our core operating results and operational strength of our business. (1) Merger and acquisition related, spin-off costs, and impairment are included in Other (2) The tax rate applied for adjustments is 25.7% and reflects the statutory rates in the applicable entities Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Net income $101.4 $72.3 $232.1 $152.3 Other(1) 2.7 0.5 7.2 1.8 Tax impact of adjustments(2) (0.7) (0.1) (1.9) (0.5) Adjusted net income $103.4 $72.7 $237.4 $153.6 Diluted common shares 30.2 30.5 30.3 30.4 Adjusted earnings per diluted share $3.42 $2.38 $7.83 $5.05

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 26 Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA), REBITDA Margin and Flow-Through EBITDA, Adjusted EBITDA, and REBITDA - EBITDA represents the sum of net income (loss), provision (benefit) for income taxes, interest expense, net, depreciation of rental equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt (which is included in interest expense, net), impairment charges, gain (loss) on disposal of a business and certain other items. REBITDA represents Adjusted EBITDA excluding the gain (loss) on sales of rental equipment and new equipment, parts and supplies. EBITDA, Adjusted EBITDA and REBITDA do not purport to be alternatives to net income as an indicator of operating performance. Additionally, none of these measures purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments. Adjusted EBITDA Margin, REBITDA Margin and REBITDA Flow-Through - Adjusted EBITDA Margin (Adjusted EBITDA / Total Revenues) is a commonly used profitability ratio. REBITDA Margin (REBITDA / Equipment rental, service and other revenues) and REBITDA Flow- Through (the year-over-year change in REBITDA/the year-over-year change in Equipment rental, service, and other revenues) are useful operating profitability ratios to management and investors.

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 27 Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA), REBITDA Margin and Flow-Through $ in millions Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Net income $101.4 $72.3 $232.1 $152.3 Income tax provision 34.2 23.8 68.1 46.7 Interest expense, net 33.0 21.4 80.7 63.8 Depreciation of rental equipment 139.6 105.4 389.1 306.9 Non-rental depreciation and amortization 25.5 17.0 68.9 48.8 EBITDA 333.7 239.9 838.9 618.5 Non-cash stock-based compensation charges 8.6 5.5 19.9 17.9 Other(1) 2.7 0.5 7.2 1.8 Adjusted EBITDA 345.0 245.9 866.0 638.2 Less: Gain (loss) on sales of rental equipment 5.3 2.9 19.7 14.3 Less: Gain (loss) on sales of new equipment, parts and supplies 3.7 2.1 10.1 6.9 Rental Adjusted EBITDA (REBITDA) $336.0 $240.9 $836.2 $617.0 Total Revenues $745.1 $550.4 $1,952.8 $1,495.1 Less: Sales of rental equipment 21.5 16.6 68.5 91.1 Less: Sales of new equipment, parts and supplies 10.0 8.6 27.1 22.5 Equipment rental, service and other revenues $713.6 $525.2 $1,857.2 $1,381.5 Total Revenues $745.1 $550.4 $1,952.8 $1,495.1 Adjusted EBITDA $345.0 $245.9 $866.0 $638.2 Adjusted EBITDA Margin 46.3% 44.7% 44.3% 42.7 % Equipment rental, service and other revenues $713.6 $525.2 $1,857.2 $1,381.5 REBITDA $336.0 $240.9 $836.2 $617.0 REBITDA Margin 47.1% 45.9% 45.0% 44.7 % YOY Change in REBITDA $95.1 $219.2 YOY Change in Equipment rental, service and other revenues $188.4 $475.7 YOY REBITDA Flow-Through 50.5% 46.1% (1) Merger and acquisition related, spin-off costs, and impairment are included in Other.

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 28 REBITDA Margin Quarterly Trend $ in millions Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Q1 2022 Q2 2022 Q3 2022 Total Revenues $453.8 $490.9 $550.4 $578.0 $2,073.1 $567.3 $640.4 $745.1 Less: Sales of rental equipment 44.2 30.3 16.6 22.0 113.1 27.7 19.3 21.5 Less: Sales of new equipment, parts and supplies 6.1 7.8 8.6 7.6 30.1 7.7 9.4 10.0 Equipment rental, service and other revenues $403.5 $452.8 $525.2 $548.4 $1,929.9 $531.9 $611.7 $713.6 Net income $32.9 $47.1 $72.3 $71.8 $224.1 $58.5 $72.2 $101.4 Income tax provision 8.2 14.7 23.8 19.6 66.3 8.6 25.3 34.2 Interest expense, net 21.4 21.0 21.4 22.5 86.3 22.5 25.2 33.0 Depreciation of rental equipment 100.4 101.1 105.4 113.8 420.7 119.3 130.2 139.6 Non-rental depreciation and amortization 15.8 16.0 17.0 19.2 68.0 20.7 22.7 25.5 EBITDA $178.7 $199.9 $239.9 $246.9 $865.4 $229.6 $275.6 $333.7 Non-cash stock-based compensation charges 5.3 7.1 5.5 5.4 23.3 6.2 5.1 8.6 Other(1) 0.6 0.7 0.5 4.2 6.0 1.0 3.5 2.7 Adjusted EBITDA $184.6 $207.7 $245.9 $256.5 $894.7 $236.8 $284.2 $345.0 Less: Gain on sales of rental equipment 5.8 5.6 2.9 5.5 19.8 9.2 5.2 5.3 Less: Gain on sales of new equipment, parts and supplies 1.9 2.9 2.1 2.9 9.8 2.4 4.0 3.7 Rental Adjusted EBITDA (REBITDA) $176.9 $199.2 $240.9 $248.1 $865.1 $225.2 $275.0 $336.0 REBITDA Margin 43.8% 44.0% 45.9% 45.2% 44.8% 42.3% 45.0% 47.1 % YOY REBITDA Flow-Through 200.7% 43.4% 37.5% 43.4% 47.5% 37.6% 47.7% 50.5% (1) Merger and acquisition related, spin-off costs, and impairment are included in Other.

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 29 REBITDA Margin Annual Trend $ in millions 2017 2018 2019 2020 2021 Total Revenues $1,754.5 $1,976.7 $1,999.0 $1,781.3 $2,073.1 Less: Sales of rental equipment 190.8 256.2 242.8 198.5 113.1 Less: Sales of new equipment, parts and supplies 52.3 49.3 44.0 28.2 30.1 Equipment rental, service and other revenues $1,511.4 $1,671.2 $1,712.2 $1,554.6 $1,929.9 Net income $160.3 $69.1 $47.5 $73.7 $224.1 Income tax provision (benefit) (224.7) (0.3) 16.1 20.4 66.3 Interest expense, net 140.0 137.0 173.5 92.6 86.3 Depreciation of rental equipment 378.9 387.5 409.1 403.9 420.7 Non-rental depreciation and amortization 51.5 57.3 61.0 62.5 68.0 EBITDA $506.0 $650.6 $707.2 $653.1 $865.4 Restructuring 5.5 5.3 7.7 0.7 — Spin-off costs 35.2 14.4 0.5 0.6 0.3 Non-cash stock-based compensation charges 10.1 13.4 19.5 16.4 23.3 Impairment 29.7 0.1 5.1 15.4 3.2 Loss on disposal of business — — — 2.8 — Other (1.1) 1.0 1.0 0.4 2.5 Adjusted EBITDA $585.4 $684.8 $741.0 $689.4 $894.7 Less: Gain (loss) on sales of rental equipment (1.2) 11.9 (0.4) (5.1) 19.8 Less: Gain on sales of new equipment, parts and supplies 12.8 11.6 10.7 7.7 9.8 Rental Adjusted EBITDA (REBITDA) $573.8 $661.3 $730.7 $686.8 $865.1 REBITDA Margin 38.0% 39.6% 42.7% 44.2% 44.8 % YOY REBITDA Flow-Through 21.2% 54.8% 169.3% 27.9% 47.5%

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 30 Calculation of Net Leverage Ratio Net Leverage Ratio –The Company has defined its net leverage ratio as net debt, as calculated below, divided by adjusted EBITDA for the trailing twelve-month period. This measure should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company’s definition of this measure may differ from similarly titled measures used by other companies. $ in millions Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Long-Term Debt, Net $1,585.2 $1,539.2 $1,792.0 $1,916.1 $2,142.1 $2,503.3 $2,761.9 (Plus) Current maturities of long-term debt 11.7 10.2 12.1 11.4 10.8 11.0 11.2 (Plus) Unamortized debt issuance costs 6.8 6.6 6.4 6.1 5.9 5.7 5.4 (Less) Cash and Cash Equivalents (32.9) (34.6) (35.2) (35.1) (22.8) (52.1) (56.9) Net Debt $1,570.8 $1,521.4 $1,775.3 $1,898.5 $2,136.0 $2,467.9 $2,721.6 Trailing Twelve-Month Adjusted EBITDA $726.3 $784.6 $833.8 $894.7 $946.9 $1,023.4 $1,122.5 Net Leverage 2.2x 1.9x 2.1x 2.1x 2.3x 2.4x 2.4x

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 31 Reconciliation of Free Cash Flow Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free cash flow represents net cash provided by (used in) operating activities less rental equipment expenditures and non-rental capital expenditures, plus proceeds from disposal of rental equipment, proceeds from disposal of property and equipment, and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt, fund potential acquisitions and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non-discretionary expenditures. $ in millions Nine Months Ended Years Ended December 31, 2022 2021 2021 2020 2019 Net cash provided by operating activities $623.2 $503.2 $744.0 $610.9 $635.6 Rental equipment expenditures (841.2) (447.0) (593.8) (344.1) (638.4) Proceeds from disposal of rental equipment 66.6 86.1 106.9 192.5 224.2 Net Fleet Capital Expenditures (774.6) (360.9) (486.9) (151.6) (414.2) Non-rental capital expenditures (81.7) (31.1) (48.0) (41.4) (56.9) Proceeds from disposal of property and equipment 4.5 3.4 4.6 6.6 7.7 Other (23.0) — — — 4.0 Free Cash Flow (251.6) 114.6 213.7 424.5 176.2 Acquisitions, net of cash acquired (440.9) (225.2) (431.0) (45.6) (4.2) Proceeds from disposal of business — — — 24.5 — (Increase) decrease in Net Debt ($692.5) ($110.6) ($217.3) $403.4 $172.0

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 32 Historical Fleet at OEC1 (1) Original equipment cost based on ARA guidelines (2) Other includes acquisitions and divestitures of businesses $ in millions FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Q1 2022 Q2 2022 Q3 2022 Beginning Balance $3,556 $3,651 $3,777 $3,822 $3,589 $3,626 $3,763 $4,075 $3,589 $4,381 $4,593 $5,097 Expenditures $524 $774 $627 $349 $117 $188 $210 $210 $725 $253 $327 $311 Disposals ($442) ($607) ($593) ($551) ($111) ($71) ($44) ($60) ($286) ($64) ($64) ($54) Foreign Currency / Other(2) $13 ($41) $11 ($31) $31 $20 $146 $156 $353 $23 $241 $67 Ending Balance $3,651 $3,777 $3,822 $3,589 $3,626 $3,763 $4,075 $4,381 $4,381 $4,593 $5,097 $5,421 Proceeds as a percent of OEC 39.8% 37.8% 40.9% 37.0% 40.1% 41.3% 42.2% 41.5% 41.8% 45.0% 46.6% 42.5%

NYSE: HRI ©2022 Herc Rentals Inc. All Rights Reserved. 33 For additional information, please contact: Elizabeth M. Higashi, CFA Vice President, Investor Relations & Sustainability elizabeth.higashi@hercrentals.com 239 301-1024